EXHIBIT 32.2

CERTIFICATION

PERSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

OF 2002 (18 U.S.C. 1350)

I, Richard Staves, interim Chief Financial Officer of Genius Brands International, Inc., (the “Company”),do hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

1.	the Quarterly Report on Form 10-Q, of the Company for the fiscal quarter ended March 31, 2014 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 20, 2014

/s/ Richard Staves

Richard Staves, Interim Chief Financial Officer

(Principal Financial and Accounting Officer)

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been furnished to Genius Brands International, Inc. and will be retained by Genius Brands International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.